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                                                                   EXHIBIT 10.12


                             STOCK PLEDGE AGREEMENT



         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of the ____ day of June, 1999 by and between Crossroads Holding Corporation, a Delaware corporation (the "Corporation"), and _______________ ("Pledgor").


                                R E C I T A L S:

         WHEREAS, in connection with the purchase from the Corporation of __________ shares (the "Purchased Shares") of the Corporation's Common Stock (the "Common Stock") on the date of this Agreement, Pledgor has issued that certain Note Secured by Stock Pledge Agreement dated as of even date herewith (the "Note") payable to the order of the Corporation in the principal amount of $_______________, together with interest thereon.

         WHEREAS, such Note is secured by the Purchased Shares and other Collateral upon the terms set forth in this Agreement.

                               A G R E E M E N T:

         NOW, THEREFORE, it is hereby agreed as follows:

         1. Grant of Security Interest. Pledgor hereby grants the Corporation a security interest in, and assigns, all of Pledgor's right, title and interest in and to the following securities and other property (collectively, the "Collateral"):

            (a) the Purchased Shares delivered to and deposited with the Corporation, together with a duly executed Assignment Separate from Certificate, the form of which is attached as Annex A, all in accordance with the provisions of Paragraph 3 below, as collateral for the Note;

            (b) any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

            (c) any and all other property and money which is delivered to or comes into the possession of the Corporation pursuant to the terms of this Agreement; and

            (d) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (a), (b) or (c) above.

         2. Warranties. Pledgor hereby warrants that Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).


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         3. Escrow.

            (a) Deposit. Upon issuance, the certificates for the Purchased Shares shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Paragraph 3. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached as Annex A. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Paragraph 8. Upon delivery of the certificates (or other assets and securities) to the Corporation, Pledgor shall be issued a receipt acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.

            (b) Recapitalization/Reorganization. Any new, additional or different securities or other property (other than regular cash dividends) which are to be delivered to and deposited with the Corporation pursuant to the requirements of this Paragraph 3 of this Agreement shall be immediately delivered to the Corporation to be held in escrow under this Paragraph 3, but only to the extent the Purchased Shares are at the time subject to the escrow requirements hereunder. All regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Pledgor and shall not be held in escrow.

            (c) Duty to Deliver. Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of
      (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder. Any such securities shall be accompanied by one or more duly executed Assignments Separate from Certificate as provided under this Paragraph 3.

            (d) Stockholder Rights. So long as there exists no Event of Default under Paragraph 9 of this Agreement, Pledgor may exercise all stockholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other stockholder materials pertaining to the Collateral. If Pledgor is in default hereunder or under the Note, the Corporation through its Board of Directors shall be entitled to vote the Purchased Shares (or other Collateral) as Pledgor's proxy.

         4. Payment of Taxes and Other Charges. Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral. In the event of Pledgor's failure to do so, the Corporation in its discretion may pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate as set forth in the Note.


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         5. Rights and Powers of Corporation. The Corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

            (a) subject to the applicable limitations of Paragraph 8, accept in its discretion other property of Pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

            (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

            (c) transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding Event of Default under Paragraph 9 of this Agreement. Any cash sums that the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate. Any remaining cash shall be paid over to Pledgor.

         Any action by the Corporation pursuant to the provisions of this Paragraph 5 may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in Paragraph 11.

         6. Care of Collateral. The Corporation shall exercise reasonable care in the custody and preservation of the Collateral. However, the Corporation shall have no obligation to (a) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (b) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (c) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

         Subject to the limitations of Paragraph 8, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

         7. Transfer of Collateral. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Corporation may transfer all or any


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part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred. Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

         8. Release of Collateral. Provided all indebtedness secured hereunder shall at the time have been paid in full and there does not otherwise exist any Event of Default under Paragraph 9, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

            (a) Upon payment or repayment of principal under the Note, together with payment of all accrued interest to date, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitations of Paragraphs 8(c) and 8(e) below) be released to Pledgor within 30 days after such prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

            (b) Any additional Collateral which may hereafter be pledged and deposited with the Corporation (pursuant to the requirements of Paragraph 3(c)) with respect to the Purchased Shares shall be released at the same time the particular Purchased Shares to which the additional Collateral relates are to be released in accordance with the applicable provisions of Paragraph 8(a).

            (c) Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder. In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 8(a) or 8(b) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal under the Note.

            (d) For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.


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                (ii) If the Common Stock is at the time listed on the American
      Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Corporation's Board of Directors after taking into account such factors as the Board shall deem appropriate.

            (e) In the event the Collateral becomes in whole or in part comprised of "margin securities" within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board, then no Collateral shall thereafter be substituted for any Collateral under the provisions of Paragraph 5(a) or be released under Paragraph 8(a) or (b), unless there is compliance with each of the following additional requirements:

               (i) The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

               (ii) The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

               (iii) For purposes of this Paragraph 8(e), the maximum loan value of each item of Collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in
      Section 207.2(e)(1) of Regulation G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

         9. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this Agreement (each an "Event of Default"):

            (a) the failure of Pledgor to pay when due under the Note, any installment of principal or accrued interest;

            (b) the occurrence of the insolvency of the Pledgor, the commission of any act of bankruptcy by the Pledgor, the execution by the Pledgor of a general assignment for the benefit of creditors, the filing by or against the Pledgor of any petition


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      in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of 30 days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Pledgor;

            (c) the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement, which failure continues for a period of ten days after notice thereof or which by its nature cannot be cured;

            (d) the breach of any warranty of Pledgor contained in this Agreement; or

            (e) the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of the Mutual Release dated effective as of December 31, 1998 by and between Pledgor and the Corporation or the breach of any terms contained therein.

         Upon the occurrence of any such Event of Default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the Texas Business and Commerce Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

         Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

         10. Other Remedies. The rights, powers and remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law. Any forbearance, failure or delay by the Corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

         11. Costs and Expenses. All costs and expenses (including reasonable attorneys fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.


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         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without resort to that State's conflict-of-laws rules.

         13. Successors. This Agreement shall be binding upon the Corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor's estate and the Pledgor's successors and assigns. Pledgor may not assign his rights or obligations under this Agreement without the Corporation's consent.

         14. Severability. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Amendments; No Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the Pledgor. The failure of the Corporation in any instance to exercise any right hereunder shall not constitute a waiver of any other rights that may subsequently arise under the provisions of this Agreement, the Note or any other agreement between the Corporation and Pledgor. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or waiver effected in accordance with this Paragraph 16 shall be binding upon the Pledgor and the Corporation.

         17. Entire Agreement. This Agreement and the Note constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes any and all prior agreements relating to the subject matter hereof.


                            [Signature Page Follows]


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         IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the
Corporation effective as of the date first set forth above.


                                   PLEDGOR:


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------


                                   CROSSROADS HOLDING CORPORATION


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

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                                     ANNEX A



                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, ____________________ hereby assigns and transfers unto Crossroads Holding Corporation, a Delaware corporation (the "Corporation"), ______________ shares of the Common Stock of the Corporation, standing in its name on the books of the Corporation represented by Certificate No. ____ herewith, and does hereby constitute and appoint _______________________, with full power of substitution and resubstitution in the premises, to transfer said stock on the books of the Corporation.

         Dated: _______________.

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Address:
                                           ------------------------------------

                                           ------------------------------------




INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate.